J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Intrepid Multi Cap Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated August 1, 2012 to the

prospectus dated November 1, 2011, as supplemented

The portfolio manager information for the Intrepid Multi Cap Fund in the section titled “Management” in the Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced by the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Dennis Ruhl	2012	Managing Director
Jason Alonzo	2005	Executive Director
Garrett Fish	2012	Executive Director

In addition, the final paragraph for the Intrepid Multi Cap Fund in the section titled “The Funds’ Management and Administration — The Portfolio Managers” is deleted in its entirety and replaced by the following:

For the Intrepid Multi Cap Fund, the portfolio managers are Dennis S. Ruhl, Jason Alonzo and Garrett Fish. Mr. Ruhl, Managing Director of JPMIM and CFA charterholder, has worked as a portfolio manager for JPMIM or its affiliates since 2001 and has been employed with the firm since 1999. Mr. Alonzo, Executive Director of JPMIM, has been with JPMIM or its affiliates (or one of their predecessors) since 2000. Prior to joining the portfolio management team in 2003, he served as an investment assistant in the U.S. Equity Group. Mr. Fish, Executive Director of JPMIM and CFA charterholder, has worked as a portfolio manager for JPMIM or its affiliates since 2002.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-INTPMUC-PM-812